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                      Prudential Europe Growth Fund, Inc.
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                       SUPPLEMENT DATED November 22, 2000
                         PROSPECTUS DATED June 30, 2000

The following supplements the information contained in the Prospectus on page 14 under 'How the Fund is Managed--Investment Adviser':

   In a Supplement to the Fund's Prospectus dated August 30, 2000, shareholders were notified of a proposal that would allow the Fund's Manager, with Board of Director approval, to employ new subadvisers for the Fund. In accordance with that action, on November 15, 2000, the Board of the Fund approved the selection of Gartmore Global Partners ('Gartmore') as investment adviser to the Fund, effective January 1, 2001. The Fund's current investment adviser, Jennison Associates LLC, will terminate its services to the Fund at the close of business on December 31, 2000. The selection of Gartmore as the Fund's new investment adviser is subject to shareholder approval at a meeting that is expected to occur on or about January 31, 2001. There will be no increase in the Fund's management fee as a result of the appointment of a new investment adviser.

   Gartmore is a registered investment adviser formed as a joint venture in 1995 between Gartmore Investment Management plc and Bank of America. Today, Gartmore is wholly owned by Gartmore Investment Management plc, which is ultimately owned by Nationwide Mutual Insurance Company. As of September 30, 2000, Gartmore's total assets under management were over $1.18 billion. Gartmore's address is 121 West Trade Street, Suite 3030, Charlotte, North Carolina 28202.


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